EXHIBIT 99.1
Execution Version
THIRD SUPPLEMENTAL INDENTURE
between
MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

Dated as of November 25, 2008

Supplementing the First Mortgage Indenture
Dated as of December 10, 2003

          THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), dated as of November 25, 2008, between MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a limited liability company organized and existing under the laws of the State of Michigan (the “Company”), having its principal office at 27175 Energy Way, Novi, Michigan 48377, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to JPMorgan Chase Bank, N.A.), a national banking association duly organized and existing under the laws of the United States, as trustee (in such capacity, the “Trustee”), the office of the Trustee at which on the date hereof its corporate trust business is administered being 2 N. LaSalle, Suite 1020, Chicago, Illinois 60602.
RECITALS OF THE COMPANY
          WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage Indenture, dated as of December 10, 2003 (the “Mortgage Indenture”), providing for the issuance by the Company from time to time of (i) its bonds, notes or other evidences of indebtedness (in the Mortgage Indenture and herein called the “Debt Securities”) to be issued in one or more series, and to provide security for the payment of the principal of and premium (including any Make-Whole Amount), if any, and interest, if any, on the Debt Securities and (ii) Collateral Securities (together with the Debt Securities, in the Mortgage Indenture and herein called the “Securities”);
          WHEREAS, Section 1201(2) of the Mortgage Indenture provides that the Company, when authorized by a Company Resolution, and the Trustee may, without the consent of Holders, enter into a supplemental indenture for the purpose of adding one or more covenants of the Company or other provisions for the benefit of all Holders of Securities;
          WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Mortgage Indenture and pursuant to a Company Resolution, has duly determined to make, execute and deliver to the Trustee this Third Supplemental Indenture to the Mortgage Indenture to amend and supplement the Mortgage Indenture as herein provided pursuant to Section 1201(2) of the Mortgage Indenture; and
          WHEREAS, all other acts and proceedings required by law and by the Mortgage Indenture to make this Third Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;
          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company and the Trustee hereby agree as follows:
          1. Capitalized Terms. Capitalized terms used in this Third Supplemental Indenture and not otherwise defined shall have the meanings assigned to such terms in the Mortgage Indenture.
          2. New Definitions. The following definitions shall be added in the appropriate alphabetical order in Section 101 of the Mortgage Indenture.

“‘Funded Debt’ means all Debt secured by Mortgaged Property under the Mortgage Indenture.”
“‘Net Tangible Assets’ means, at any date, the gross book value as shown by the Company’s books of all its real and personal property (including any regulatory or intangible assets includible in the Company’s transmission rates), exclusive of licenses, patents, patent applications, copyrights, trademarks, trade names, good will, experimental or organizational expense and other like intangibles, treasury stock and unamortized debt discount and expense, less the sum of: (i) all reserves for depreciation, obsolescence, depletion and amortization of its properties as shown by the Company’s books and all other proper reserves which in accordance with GAAP should be provided in connection with the Company’s business; and (ii) all Debt and other liabilities of the Company other than (a) Funded Debt (b) reserves which have been deducted pursuant to clause (i) above and (c) capital stock and surplus.”
“‘Junior Debt’ means any Debt of the Company which is subordinate or junior in right of payment to the Securities pursuant to a written agreement.”
          3. Amendment to Article Six. Article Six of the Mortgage Indenture is hereby amended by inserting the following new Section 613.
          “SECTION 613. Limitation on Funded Debt.
The Company shall not incur, or otherwise become liable in respect of, any Funded Debt (other than Junior Debt) unless, after giving effect to the issuance of such Funded Debt and the receipt and application of the net proceeds thereof, Net Tangible Assets shall be at least 150% of the aggregate principal amount of all Funded Debt to be Outstanding.”
          4. Effectiveness of Third Supplemental Indenture. This Third Supplemental Indenture shall be effective upon its execution by the parties hereto. This Third Supplemental Indenture and all of its provisions shall form a part of the Mortgage Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.
          5. Continuing Effect of Mortgage Indenture. Except as expressly provided herein, all of the terms, provisions and conditions of the Mortgage Indenture shall remain in full force and effect in accordance with the provisions thereof, and the Mortgage Indenture is in all respects hereby ratified and confirmed.
          6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
          7. Successors and Assigns. All covenants and agreements in this Third Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          8. Severability. In case any provision in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
          9. Benefit of Third Supplemental Indenture. Except as otherwise provided in the Mortgage Indenture, nothing in this Third Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Third Supplemental Indenture.
          10. Execution and Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
          11. Conflict with Mortgage Indenture. If any provision hereof limits, qualifies or conflicts with another provision of the Mortgage Indenture, such provision of this Third Supplemental Indenture shall control, insofar as the rights between the Company and the Holders are concerned.
          12. Disclaimer. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and makes no representations as to the validity or sufficiency of this Third Supplemental Indenture.
          13. Governing Law. This Third Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first above written.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC
By:	METC GP Holdings, Inc., as Sole Member of METC GP Holdings II, LLC, General Partner of Michigan Transco Holdings, Limited Partnership, Sole Member of Michigan Electric Transmission Company, LLC

By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President — Finance and Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:	/s/ Roxane Ellwanger
	Name:	Roxane Ellwanger
	Title:	Assistant Vice President

[Signature Page to Third Supplemental Indenture]